                                                                                                                MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------
MSCI   MSCI   SERIES **2005-HQ7 *MOODYS/S&P (RED)   CLASS A3
------------------------------------------------------------------------------------------------------------------------------

Class            A3             Settlement Date    11/30/2005 Coupon          -1.00000             Cusip            N/A
Original Balance 725,941,000.00 Dated Date         11/01/2005 Delay           13                   Yield Table Date 11/09/2005
Current Balance  725,941,000.00 First Payment Date 12/14/2005 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    Aaa/AAA        Next Payment Date  12/14/2005 Orig Deal Size  1,961,802,251.00     Yield Day Count  30/360
Market Desc      N/A            Payment Freq       Monthly    Num of Tranches 32
Factor           1.00000000     Interest Freq      Monthly    Deal Age        0

PRICE: 99.0190

LOSSES 0.2

             PREPAY                   CPR 0    CPR 5    CPR 8   CPR 10
----------------------------------------------------------------------
SCEN 0_CDR   YIELD                   5.4496   5.4518   5.4539   5.4546
----------------------------------------------------------------------
             AVERAGE LIFE              9.67     9.53     9.44     9.38
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00
SCEN 2_CDR   YIELD                   5.4536   5.4573   5.4589   5.4595
             AVERAGE LIFE              9.21     9.02     8.93     8.87
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00
SCEN 4_CDR   YIELD                   5.4583   5.4631   5.4661   5.4681
             AVERAGE LIFE              8.71     8.53     8.43     8.37
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00
SCEN 6_CDR   YIELD                   5.4640   5.4730   5.4775   5.4804
             AVERAGE LIFE              8.18     7.96     7.85     7.79
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00
SCEN 8_CDR   YIELD                   5.4716   5.4832   5.4894   5.4931
             AVERAGE LIFE              7.58     7.37     7.26     7.19
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00

                                                                     Page 1 of 3

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------
MSCI   MSCI   SERIES **2005-HQ7 *MOODYS/S&P (RED)   CLASS A3
------------------------------------------------------------------------------------------------------------------------------

Class            A3             Settlement Date    11/30/2005 Coupon          -1.00000             Cusip            N/A
Original Balance 725,941,000.00 Dated Date         11/01/2005 Delay           13                   Yield Table Date 11/09/2005
Current Balance  725,941,000.00 First Payment Date 12/14/2005 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    Aaa/AAA        Next Payment Date  12/14/2005 Orig Deal Size  1,961,802,251.00     Yield Day Count  30/360
Market Desc      N/A            Payment Freq       Monthly    Num of Tranches 32
Factor           1.00000000     Interest Freq      Monthly    Deal Age        0

PRICE: 99.0190

LOSSES 0.3

             PREPAY                   CPR 0    CPR 5    CPR 8   CPR 10
----------------------------------------------------------------------
SCEN 0_CDR   YIELD                   5.4496   5.4518   5.4539   5.4546
----------------------------------------------------------------------
             AVERAGE LIFE              9.67     9.53     9.44     9.38
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00
SCEN 2_CDR   YIELD                   5.4528   5.4564   5.4577   5.4585
             AVERAGE LIFE              9.30     9.11     9.02     8.97
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00
SCEN 4_CDR   YIELD                   5.4566   5.4602   5.4622   5.4636
             AVERAGE LIFE              8.89     8.72     8.63     8.57
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00
SCEN 6_CDR   YIELD                   5.4606   5.4672   5.4711   5.4734
             AVERAGE LIFE              8.50     8.30     8.19     8.13
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00
SCEN 8_CDR   YIELD                   5.4658   5.4750   5.4795   5.4824
             AVERAGE LIFE              8.04     7.83     7.72     7.66
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00

                                                                     Page 2 of 3

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------
MSCI   MSCI   SERIES **2005-HQ7 *MOODYS/S&P (RED)   Class A3
------------------------------------------------------------------------------------------------------------------------------

Class            A3             Settlement Date    11/30/2005 Coupon          -1.00000             Cusip            N/A
Original Balance 725,941,000.00 Dated Date         11/01/2005 Delay           13                   Yield Table Date 11/09/2005
Current Balance  725,941,000.00 First Payment Date 12/14/2005 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    Aaa/AAA        Next Payment Date  12/14/2005 Orig Deal Size  1,961,802,251.00     Yield Day Count  30/360
Market Desc      N/A            Payment Freq       Monthly    Num of Tranches 32
Factor           1.00000000     Interest Freq      Monthly    Deal Age        0

PRICE: 99.0190

LOSSES 0.4

             PREPAY                   CPR 0    CPR 5    CPR 8   CPR 10
----------------------------------------------------------------------
SCEN 0_CDR   YIELD                   5.4496   5.4518   5.4539   5.4546
----------------------------------------------------------------------
             AVERAGE LIFE              9.67     9.53     9.44     9.38
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00
SCEN 2_CDR   YIELD                   5.4520   5.4555   5.4567   5.4573
             AVERAGE LIFE              9.39     9.20     9.11     9.06
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00
SCEN 4_CDR   YIELD                   5.4550   5.4584   5.4596   5.4601
             AVERAGE LIFE              9.07     8.90     8.81     8.76
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00
SCEN 6_CDR   YIELD                   5.4578   5.4621   5.4648   5.4666
             AVERAGE LIFE              8.78     8.61     8.51     8.45
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00
SCEN 8_CDR   YIELD                   5.4611   5.4677   5.4713   5.4735
             AVERAGE LIFE              8.47     8.28     8.17     8.11
             PERCENT CUM WRITEDOWN     0.00     0.00     0.00     0.00

                                                                     Page 3 of 3

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
THIS MATERIAL HAS BEEN PREPARED FOR INFORMATION PURPOSES TO SUPPORT THE
PROMOTION OR MARKETING OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN. IT IS NOT
A SOLICITATION OF ANY OFFER TO BUY OR SELL ANY SECURITY OR OTHER FINANCIAL
INSTRUMENT OR TO PARTICIPATE IN ANY TRADING STRATEGY. THIS IS NOT A RESEARCH
REPORT AND WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. IT WAS
PREPARED BY MORGAN STANLEY SALES, TRADING, BANKING OR OTHER NON-RESEARCH
PERSONNEL. THIS MATERIAL WAS NOT INTENDED OR WRITTEN TO BE USED, AND IT CANNOT
BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES THAT MAY BE
IMPOSED ON THE TAXPAYER UNDER U.S. FEDERAL TAX LAWS. EACH TAXPAYER SHOULD SEEK
ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT TAX
ADVISOR. PAST PERFORMANCE IS NOT NECESSARILY A GUIDE TO FUTURE PERFORMANCE.
PLEASE SEE ADDITIONAL IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF
THIS MATERIAL.
--------------------------------------------------------------------------------

HQ7 STRESS ANALYSIS FOR CLASS A3

                    0.0% CDR               2.0% CDR               4.0% CDR               6.0% CDR               8.0% CDR
              --------------------   --------------------   --------------------   --------------------   --------------------
CPR     LS      BEY     WAL   PRIN     BEY     WAL   PRIN     BEY     WAL   PRIN     BEY     WAL   PRIN     BEY     WAL   PRIN
----   ----   ------   ----   ----   ------   ----   ----   ------   ----   ----   ------   ----   ----   ------   ----   ----

 0.0   20.0   5.4496   9.67   100%   5.4536   9.21   100%   5.4583   8.71   100%   5.4640   8.18   100%   5.4716   7.58   100%
       30.0   5.4496   9.67   100%   5.4528   9.30   100%   5.4566   8.89   100%   5.4606   8.50   100%   5.4658   8.04   100%
       40.0   5.4496   9.67   100%   5.4520   9.39   100%   5.4550   9.07   100%   5.4578   8.78   100%   5.4611   8.47   100%

 5.0   20.0   5.4518   9.53   100%   5.4573   9.02   100%   5.4631   8.53   100%   5.4730   7.96   100%   5.4832   7.37   100%
       30.0   5.4518   9.53   100%   5.4564   9.11   100%   5.4602   8.72   100%   5.4672   8.30   100%   5.4750   7.83   100%
       40.0   5.4518   9.53   100%   5.4555   9.20   100%   5.4584   8.90   100%   5.4621   8.61   100%   5.4677   8.28   100%

 8.0   20.0   5.4539   9.44   100%   5.4589   8.93   100%   5.4661   8.43   100%   5.4775   7.85   100%   5.4894   7.26   100%
       30.0   5.4539   9.44   100%   5.4577   9.02   100%   5.4622   8.63   100%   5.4711   8.19   100%   5.4795   7.72   100%
       40.0   5.4539   9.44   100%   5.4567   9.11   100%   5.4596   8.81   100%   5.4648   8.51   100%   5.4713   8.17   100%

10.0   20.0   5.4546   9.38   100%   5.4595   8.87   100%   5.4681   8.37   100%   5.4804   7.79   100%   5.4931   7.19   100%
       30.0   5.4546   9.38   100%   5.4585   8.97   100%   5.4636   8.57   100%   5.4734   8.13   100%   5.4824   7.66   100%
       40.0   5.4546   9.38   100%   5.4573   9.06   100%   5.4601   8.76   100%   5.4666   8.45   100%   5.4735   8.11   100%

DEFAULTS

--------------------------------------------------------------------------------
THIS MATERIAL IS NOT A SOLICITATION OF ANY OFFER TO BUY OR SELL ANY SECURITY OR
OTHER FINANCIAL INSTRUMENT OR TO PARTICIPATE IN ANY TRADING STRATEGY. THIS
MATERIAL WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH DEPARTMENT. PLEASE
REFER TO IMPORTANT INFORMATION AND QUALIFICATIONS AT THE END OF THIS MATERIAL.

This material was prepared by sales, trading, banking or other non-research personnel of one of the following: Morgan Stanley & Co. Incorporated, Morgan
Stanley & Co. International Limited, Morgan Stanley Japan Limited and/or Morgan
Stanley Dean Witter Asia Limited (together with their affiliates, hereinafter
"Morgan Stanley"). This material was not produced by a Morgan Stanley research analyst, although it may refer to a Morgan Stanley research analyst or research report. Unless otherwise indicated, these views (if any) are the author's and may differ from those of the Morgan Stanley fixed income or equity research department or others in the firm.

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security/instrument or to participate in any trading strategy. Any such offer would be made only after a prospective participant had completed its own independent investigation of the securities, instruments or transactions and received all information it required to make its own investment decision, including, where applicable, a review of any prospectus, prospectus supplement, offering circular or memorandum describing such security or instrument. That information would supersede this material and contain information not contained herein and to which prospective participants are referred. If this material is being distributed in connection with or in advance of the issuance of asset backed securities, information herein regarding any assets backing any such securities supersedes all prior information regarding such assets. We have no obligation to tell you when information herein is stale or may change. We make no representation or warranty with respect to the accuracy or completeness of this material, nor are we obligated to provide updated information on the securities/instruments mentioned herein.

This material may have been prepared by or in conjunction with Morgan Stanley trading desks that may deal as principal in or own or act as market maker or liquidity provider for the securities/instruments (or related derivatives)
mentioned herein. The trading desk may have accumulated a position in the subject securities/instruments based on the information contained herein.
Trading desk materials are not independent of the proprietary interests of
Morgan Stanley, which may conflict with your interests. Morgan Stanley may also perform or seek to perform investment banking services for the issuers of the securities and instruments mentioned herein.

Any securities referred to in this material may not have been registered under the U.S. Securities Act of 1933, as amended, and, if not, may not be offered or sold absent an exemption therefrom. Recipients are required to comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any securities/instruments transaction.

The securities/instruments discussed in this material may not be suitable for all investors. This material has been prepared and issued by Morgan Stanley for distribution to market professionals and institutional investor clients only.
Other recipients should seek independent investment advice prior to making any investment decision based on this material. This material does not provide individually tailored investment advice or offer tax, regulatory, accounting or legal advice. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own investment, legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.
You should consider this material as only a single factor in making an investment decision.

Options are not for everyone. Before purchasing or writing options, investors should understand the nature and extent of their rights and obligations and be aware of the risks involved, including the risks pertaining to the business and financial condition of the issuer and the security/instrument. A secondary market may not exist for these securities. For Morgan Stanley customers who are purchasing or writing exchange-traded options, please review the publication
'Characteristics and Risks of Standardized Options,' which is available from your account representative.

The value of and income from investments may vary because of changes in interest rates, foreign exchange rates, default rates, prepayment rates, securities/instruments prices, market indexes, operational or financial conditions of companies or other factors. There may be time limitations on the exercise of options or other rights in securities/instruments transactions. Past performance is not necessarily a guide to future performance. Estimates of future performance are based on assumptions that may not be realized. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events not taken into account may occur and may significantly affect the projections or estimates.
Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan
Stanley does not represent that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not materially differ from those estimated herein. Some of the information contained in this document may be aggregated data of transactions in securities or other financial instruments executed by Morgan Stanley that has been compiled so as not to identify the underlying transactions of any particular customer.

Notwithstanding anything herein to the contrary, Morgan Stanley and each recipient hereof agree that they (and their employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind
(including opinions or other tax analyses) that are provided to it relating to the tax treatment and tax structure. For this purpose, "tax structure" is limited to facts relevant to the U.S. federal and state income tax treatment of the transaction and does not include information relating to the identity of the parties, their affiliates, agents or advisors

In the UK, this communication is directed in the UK to those persons who are market counterparties or intermediate customers (as defined in the UK Financial
Services Authority's rules). In Japan, this communication is directed to the sophisticated institutional investors as defined under the Foreign Broker Dealer
Law of Japan and the ordinances thereunder. For additional information, research
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of any kind relating to such data.

This material may not be sold or redistributed without the prior written consent of Morgan Stanley.

--------------------------------------------------------------------------------
(C) 2005 Morgan Stanley
--------------------------------------------------------------------------------

                                                                                                                MORGAN STANLEY
------------------------------------------------------------------------------------------------------------------------------
MSCI   MSCI   SERIES **2005-HQ7 *MOODYS/S&P   CLASS AJ
------------------------------------------------------------------------------------------------------------------------------

Class            AJ             Settlement Date    11/30/2005 Coupon          5.00000              Cusip            N/A
Original Balance 139,408,000.00 Dated Date         11/01/2005 Delay           13                   Yield Table Date 11/15/2005
Current Balance  139,408,000.00 First Payment Date 12/14/2005 Lead Manager    Morgan Stanley & Co. Yield Frequency  SemiAnnual
Credit Rating    Aaa/AAA        Next Payment Date  12/14/2005 Orig Deal Size  1,956,613,760.00     Yield Day Count  30/360
Market Desc      N/A            Payment Freq       Monthly    Num of Tranches 32
Factor           1.00000000     Interest Freq      Monthly    Deal Age        0

TRIGGER                    CPR 0       OPTIONALCALL YES
PREPAY                                 (!YM) CPR 100     CPR 0       CPR 0       CPR 0       CPR 0       (!YM) CPR 50
DEFAULT                                                  CDR 1       CDR 1       CDR 5       CDR 5       CDR 1.8
ADVANCES                                                 YES         YES         YES         YES         YES
RECV MNTH                                                12          12          12          12          12
RECV DISTR                                               100 1       100 1       100 1       100 1       100 1
LOSSES                                                   0.25        0.5         0.25        0.5         0.4
---------------------------------------------------------------------------------------------------------------------
PRICE / YIELD
---------------------------------------------------------------------------------------------------------------------

                  98.1445      5.5680            5.5711      5.5680      5.5680      5.5682     -0.3338        5.5681
                  98.2070      5.5595            5.5625      5.5595      5.5595      5.5597     -0.3420        5.5596
                  98.2695      5.5510            5.5539      5.5510      5.5510      5.5512     -0.3503        5.5511
                  98.3320      5.5425            5.5453      5.5426      5.5426      5.5427     -0.3585        5.5426
                  98.3945      5.5341            5.5367      5.5341      5.5341      5.5343     -0.3668        5.5342
                  98.4570      5.5256            5.5281      5.5256      5.5256      5.5258     -0.3750        5.5257
                  98.5195      5.5171            5.5196      5.5172      5.5172      5.5173     -0.3832        5.5173
                  98.5820      5.5087            5.5110      5.5087      5.5087      5.5089     -0.3914        5.5088
                  98.6445      5.5003            5.5025      5.5003      5.5003      5.5005     -0.3996        5.5004
                  98.7070      5.4918            5.4939      5.4918      5.4918      5.4920     -0.4078        5.4919
                  98.7695      5.4834            5.4854      5.4834      5.4834      5.4836     -0.4160        5.4835
                  98.8320      5.4750            5.4769      5.4750      5.4750      5.4752     -0.4242        5.4751
                  98.8945      5.4665            5.4683      5.4666      5.4666      5.4668     -0.4324        5.4667
                  98.9570      5.4581            5.4598      5.4582      5.4582      5.4584     -0.4405        5.4582
                  99.0195      5.4497            5.4513      5.4498      5.4498      5.4500     -0.4487        5.4498
                  99.0820      5.4413            5.4428      5.4414      5.4414      5.4416     -0.4568        5.4414
                  99.1445      5.4329            5.4343      5.4330      5.4330      5.4332     -0.4650        5.4331
                  99.2070      5.4246            5.4258      5.4246      5.4246      5.4248     -0.4731        5.4247
                  99.2695      5.4162            5.4173      5.4162      5.4162      5.4164     -0.4813        5.4163
                  99.3320      5.4078            5.4088      5.4078      5.4078      5.4080     -0.4894        5.4079
                  99.3945      5.3995            5.4004      5.3995      5.3995      5.3997     -0.4975        5.3996
---------------------------------------------------------------------------------------------------------------------
AVERAGE LIFE                     9.87              9.71        9.87        9.87        9.88       10.58          9.87
MOD DURATION @ 98.7695           7.48              7.38        7.48        7.48        7.48        7.70          7.48
FIRST PRIN                 10/14/2015        08/14/2015  10/14/2015  10/14/2015  10/14/2015  11/14/2015    10/14/2015
LAST PRIN                  10/14/2015        08/14/2015  10/14/2015  10/14/2015  11/14/2015  12/14/2025    10/14/2015
PAYMENT WINDOW                      1                 1           1           1           2         122             1
PERCENT CUM WRITEDOWN            0.00              0.00        0.00        0.00        0.00       54.15          0.00
USD SWAP SPREAD @ 98.7695          38                39          38          38          38        -554            38

                                                                     Page 1 of 1

--------------------------------------------------------------------------------
This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                          MORGAN STANLEY
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11/08/2005 15:34:34 CARVE Version 58.0 /u/alexwong/deal/hq7/RED/hq7.red.051107.carve
MSCI  MSCI  SERIES **2005-HQ7 *MOODYS/S&P (RED)  CLASS A3
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Class                    A3                   Settlement Date        11/30/2005    Coupon             -1.00000
Original Balance         725,941,000.00       Dated Date             11/01/2005    Delay              13
Current Balance          725,941,000.00       First Payment Date     12/14/2005    Lead Manager       Morgan Stanley & Co.
Credit Rating            Aaa/AAA              Next Payment Date      12/14/2005    Orig Deal Size     1,961,802,251.00
Market Desc              N/A                  Payment Freq           Monthly       Num of Tranches    32
Factor                   1.00000000           Interest Freq          Monthly       Deal Age           0

Class                    Cusip                N/A
Original Balance         Yield Table Date     11/08/2005
Current Balance          Yield Frequency      SemiAnnual
Credit Rating            Yield Day Count      30/360
Market Desc
Factor

PREPAY                           CPR 0  (!YM)  CPR 50 (!YM) CPR 100      CPR 0    CPR 0    CPR 0    CPR 0    (!YM)CPR 50
DEFAULT                                                                  CDR 1    CDR 1    CDR 5    CDR 5    CDR 1.8
ADVANCES                                                                 YES      YES      YES      YES      YES
RECV MNTH                                                                12       12       12       12       12
RECV DISTR                                                               100 1    100 1    100 1    100 1    100 1
LOSSES                                                                   0.25     0.5      0.25     0.5      0.4
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PRICE / YIELD
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                    98.3940      5.5353        5.5357        5.5387      5.5380   5.5365   5.5540   5.5442         5.5395
                    98.4565      5.5267        5.5270        5.5299      5.5293   5.5278   5.5445   5.5352         5.5307
                    98.5190      5.5181        5.5184        5.5212      5.5206   5.5192   5.5351   5.5262         5.5219
                    98.5815      5.5096        5.5098        5.5124      5.5118   5.5105   5.5256   5.5172         5.5131
                    98.6440      5.5010        5.5012        5.5037      5.5031   5.5019   5.5162   5.5082         5.5043
                    98.7065      5.4924        5.4926        5.4949      5.4944   5.4933   5.5067   5.4993         5.4955
                    98.7690      5.4838        5.4840        5.4862      5.4858   5.4847   5.4973   5.4903         5.4868
                    98.8315      5.4753        5.4754        5.4775      5.4771   5.4761   5.4879   5.4813         5.4780
                    98.8940      5.4667        5.4669        5.4687      5.4684   5.4675   5.4784   5.4724         5.4693
                    98.9565      5.4582        5.4583        5.4600      5.4597   5.4589   5.4690   5.4634         5.4605
                    99.0190      5.4496        5.4497        5.4513      5.4511   5.4503   5.4596   5.4545         5.4518
                    99.0815      5.4411        5.4412        5.4426      5.4424   5.4417   5.4502   5.4456         5.4430
                    99.1440      5.4326        5.4326        5.4339      5.4338   5.4331   5.4408   5.4366         5.4343
                    99.2065      5.4241        5.4241        5.4252      5.4251   5.4245   5.4315   5.4277         5.4256
                    99.2690      5.4155        5.4155        5.4166      5.4165   5.4160   5.4221   5.4188         5.4169
                    99.3315      5.4070        5.4070        5.4079      5.4078   5.4074   5.4127   5.4099         5.4082
                    99.3940      5.3985        5.3985        5.3992      5.3992   5.3989   5.4033   5.4010         5.3995
                    99.4565      5.3901        5.3900        5.3906      5.3906   5.3903   5.3940   5.3921         5.3908
                    99.5190      5.3816        5.3815        5.3819      5.3820   5.3818   5.3846   5.3832         5.3821
                    99.5815      5.3731        5.3730        5.3733      5.3734   5.3733   5.3753   5.3744         5.3734
                    99.6440      5.3646        5.3645        5.3646      5.3648   5.3647   5.3660   5.3655         5.3648
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AVERAGE LIFE                       9.67          9.63          9.42        9.50     9.60     8.59     9.14           9.39
MOD DURATION @ 99.0190             7.36          7.34          7.22        7.26     7.32     6.68     7.03           7.20
FIRST PRIN PER                      108           107           106          84       93       76       82             83
LAST PRIN PER                       118           118           116         118      118      118      119            118
PAYMENT WINDOW                       11            12            11          35       26       43       38             36
PERCENT CUM WRITEDOWN              0.00          0.00          0.00        0.00     0.00     0.00     0.00           0.00
USD SWAP SPREAD @ 99.0190            27            27            28          28       27       31       29             28

This memorandum is based on information generally available to the public from sources believed to be reliable. No representation is made that it is accurate or complete. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Past performance is not necessarily indicative of future returns. Price and availability are subject to change without notice. The foregoing has been prepared solely for informational purposes, and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. Morgan Stanley & Co. Incorporated, Morgan Stanley & Co.
International Limited, Morgan Stanley Japan Ltd. and/or their affiliates may have positions in, and effect transactions in securities and instruments of issuers mentioned herein and may also provide or seek to provide significant advice or investment services, including investment banking, for the issuers of such securities and instruments. Additional information is available upon request. To Our Readers Worldwide: In addition please note that this publication has been issued by Morgan Stanley & Co. Incorporated and approved by Morgan
Stanley & Co. International Limited, a member of The Securities and Futures
Authority and Morgan Stanley Japan, Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International limited or Morgan Stanley
Japan, Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION
TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.